EXHIBIT 10.4

                                                               [Executed Copy]
                                                                 Swap Schedule

(Multicurrency - Cross Border)


                                    ISDA(R)
                 International Swaps Dealers Association, Inc.


                                   SCHEDULE
                                    to the
                               Master Agreement


                            dated as of 9 May 2007

                                    between


                                              WELLS FARGO BANK, N.A., not in its
                                              individual or corporate capacity
                                              but solely as Trustee on behalf of
CREDIT SUISSE INTERNATIONAL        and        CREDIT SUISSE COMMERCIAL MORTGAGE
                                              TRUST 2007-C2
-----------------------------                 ----------------------------------
             ("Party A")                                ("Party B")


                                    Part 1

                            Termination Provisions.

     (a)  "Specified Entity" means in relation to Party A for the purpose of:

          Section 5(a)(v),      Not Applicable
          Section 5(a)(vi),     Not Applicable
          Section 5(a)(vii),    Not Applicable
          Section 5(b)(iv),     Not Applicable

     and in relation to Party B for the purpose of:

          Section 5(a)(v),      Not Applicable
          Section 5(a)(vi),     Not Applicable
          Section 5(a)(vii),    Not Applicable
          Section 5(b)(iv),     Not Applicable

     (b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

     (c) Certain Events of Default. Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

               Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party
               A and Party B, provided that the word "third" shall be deleted and replaced by "1:00 p.m. (New York City time) on the first".
               Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B.
               Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B, unless Party A has posted collateral under the Credit Support Annex, in which case Section 5(a)(iii)(1) will apply to Party B.
               Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.
               Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.
               Section 5(a)(vi) (Cross Default) will apply to Party A and will not apply to Party B. "Specified Indebtedness" shall have the meaning specified in Section 14 of this Agreement and "Threshold Amount" means 3% of shareholder's equity of the Relevant Entity.
               Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that in respect of Party B, (i) clause (2) thereof shall not apply, (ii) clause (4) thereof shall not apply to Party B to the extent that the relevant proceeding is instituted by Party A in breach of Party A's agreement in Part 5(g) of this Schedule,
               (iii) the words "seeks or" shall be deleted from clause (6) thereof and any appointment that is effected by or pursuant to the transaction documents shall not constitute an Event of Default under such clause (6), (iv) clause (7) thereof shall not apply, (v) clause (8) thereof shall apply only to the extent not inconsistent with clauses (i) to (iv) of this sentence and (vi) clause (9) thereof shall not apply.
               Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

     (d) Termination Events. The following Termination Events will apply to the parties as specified below:

               Section 5(b)(i) (Illegality) will apply to Party A and Party B.
               Section 5(b)(ii) (Tax Event) will apply to Party A and Party B; provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.
               Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and Party B; provided that in the event that Party A is the Affected Party in respect of an event described in Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date pursuant to such Section 5(b)(iii).
               Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

     (e) The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.

     (f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

          (i)  Market Quotation will apply; subject to Part 5(w).

          (ii)The Second Method will apply.

          (iii) Both Party A and Party B agree that no amount shall be payable under Section 6(e), if any, in connection with any Event of Default or Termination Event other than following (A) an Event of Default in respect of which Party A is the Defaulting Party or (B) the Additional Termination Event described in Part 1(h)(i).

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

               Moreover, any amounts payable by Party B under Section 6(e) as a result shall be paid (i)(x) only if a replacement swap counterparty is procured (which for the avoidance of doubt, Party B shall be under no obligation to procure) and (y) only to the extent that Party B receives any payment from such replacement swap counterparty as consideration for entering into the replacement swap agreement (less any costs or expenses incurred by Party B in connection thereto) or (ii) if an Additional Termination Event described in Part 1(h)(i) occurs.

     (g)  "Termination Currency" means United States Dollars.

     (h) Additional Termination Events. The following Additional Termination Events will apply:

          (i) The termination of the obligations and responsibilities of the parties to the Pooling and Servicing Agreement pursuant to
               Section 9.01 of the Pooling and Servicing Agreement. For all purposes of this Agreement, Party B shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(i).

          (ii) Amendment of Pooling and Servicing Agreement. Party B shall fail to comply with Part 5(j) of this Schedule. For all purposes of this Agreement, the Pooling and Servicing Agreement or PSA means the pooling and servicing agreement, dated as of 1 May 2007 among Credit Suisse First Boston Mortgage Securities
               Corp., as Depositor, KeyCorp Real Estate Capital Markets, Inc., as Master Servicer No. 1, Wachovia Bank, National Association, as Master Servicer No. 2, ING Clarion Partners, LLC, as Special Servicer, and Wells Fargo Bank, N.A., as Trustee for the Trust, as amended and supplemented from time to time.

          (iii) Each of the following shall constitute an Additional Termination Event with Party A as sole Affected Party:

               (a) An S&P Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(b)(2) and a Ratings Event has neither occurred nor is continuing. Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(a) shall not constitute an Event of Default.

               (b) A Moody's Collateralization Event has occurred and is continuing, and Party A has failed to comply with or perform any obligation to deliver collateral under the Credit Support Annex and 30 Local Business Days or more have elapsed since the last time that no Moody's Collateralization Event had occurred and was continuing. Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(b) shall not constitute an Event of Default (unless such event constitutes a failure to post collateral pursuant to the terms of the Credit Support Annex in breach of Part 5(b)(4)).

               (c) A Ratings Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(b)(4) and, in the case of a Moody's Ratings Event, (i) at least one Eligible Replacement has made a Live Bid to be the transferee of a transfer to be made in accordance with the terms hereof and/or (ii) at least one entity that satisfies the Hedge Counterparty Ratings Requirements is able to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement subject to the satisfaction of the S&P Ratings Condition. The failure by Party A to comply with or perform any obligation (other than the obligation to post collateral pursuant to the terms of the Credit Support Annex) to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(b)(4) will constitute an Additional Termination Event and not an Event of Default.

          (iv) Regulation AB 10% Disclosure Requirement. If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined herein) and
               (B) Party A has not, within 30 days after receipt of a 10% Swap Disclosure Request (as defined herein), complied with the provisions set forth in clauses (ii) and (iii) of Part 5(s) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Swap Disclosure Request is made or reaches 10% after a 10% Swap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (ii) and (iii) of Part 5(s) below within the greater of 5 Calendar Days and 3 Business Days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

          (v) Regulation AB 20% Disclosure Requirement. If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 20% Swap Disclosure Request (as defined herein) complied with the provisions set forth in clauses (iv) and (v) of Part 5(s) below (provided that if the significance percentage is 20% or more when the 20% Swap Disclosure Request is made or reaches 20% after a 20% Swap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and (v) of
               Part 5(s) below within the greater of 5 Calendar Days and 3 Business Days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

                                    Part 2

                             Tax Representations.

     (a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in
          Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
          (ii) and the other party does not deliver a form or document under
          Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

     (b) Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

          (i)  Party A makes the following representation to Party B:

               (A) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

               (B) Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

               (C) Party A's Withholding Foreign Partnership Employer Identification Number is 98 0330001.

               (D) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

          (ii) Party B represents that it is the trustee of a trust created under an agreement governed by New York law.

                                    Part 3

                        Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

     (a)  Tax forms, documents or certificates to be delivered are:--


----------------------------------  --------------------------------- ---------------------------------------------
Party required to deliver document  Form/Document/Certificate         Date by which to be delivered
----------------------------------  --------------------------------- ---------------------------------------------
Party A                             U.S. Internal Revenue Service     (i) Before the first Payment Date under
                                    Form W-8IMY and any successor     this Agreement, such form to be updated at
                                    form thereto                      the beginning of each succeeding three-
                                                                      calendar-year period after the first payment
                                                                      date under his Agreement, (ii) promptly
                                                                      upon reasonable demand by Party B, and
                                                                      (iii) promptly upon learning that any such
                                                                      Form previously provided by Party A has
                                                                      become obsolete or incorrect.
----------------------------------  --------------------------------- ---------------------------------------------


     (b)  Other documents to be delivered are:--

--------------  -------------------------------------------------------------------  -------------------  ------------------
Party           Form/Document/Certificate                                            Date by which to be   Covered by
required to                                                                                                Section 3(d)
deliver                                                                                                    Representation
document
--------------  -------------------------------------------------------------------  -------------------  ------------------
Party A and     Evidence reasonably satisfactory to the other party as to the        Upon execution of          Yes
Party B         names, true signatures and authority of the officers or              this Agreement and,
                officials signing this Agreement orany Confirmation on its           if requested, upon
                behalf.                                                              execution of any
                                                                                     Confirmation.
--------------  -------------------------------------------------------------------  -------------------  ------------------
Party B         An opinion of counsel to such party reasonably satisfactory          Upon execution of           No
                in form and substance to the other party covering the                this Agreement.
                enforceability of this Agreement against such party.
--------------  -------------------------------------------------------------------  -------------------  ------------------
Party B         Any and all proposed and executed amendments to the                  As soon as                  No
                Pooling and Servicing Agreement.                                     practicable
                                                                                     subsequent to
                                                                                      execution by Party B
--------------  -------------------------------------------------------------------  -------------------  ------------------
Party B         Statements to Certificateholders of Party B at no expense to         As soon as available        Yes
                Party A or Party B.
--------------  -------------------------------------------------------------------  -------------------  ------------------

                                    Part 4.

                                Miscellaneous.

     (a)  Addresses for Notices. For the purposes of Section 12(a) of this
          Agreement:

          Party A:

          (1) Address for notices or communications to Party A (other than by facsimile):-

Address:    One Cabot Square  Attention: (1)   Head of Credit Risk Management;
            London E14 4QJ               (2)   Managing Director -
            England                            Operations Department;
                                         (3)   Managing Director -
                                               Legal Department

Telex No.:  264521            Answerback:             CSI G

(For all purposes.)


          (2) For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

         Facsimile No.:    +44 20 7888 2686
         Attention:        Managing Director - Legal Department

         Telephone number for oral confirmation of receipt of facsimile in legible form: +44 20 7888 2028 Designated responsible employee for the purposes of Section 12(a)(iii): Senior Legal Secretary

          Party B:

          Address for notices or communications to Party B:

                Credit Suisse Commercial Mortgage Trust 2007-C2
                c/o Wells Fargo Bank, N.A.
                9062 Old Annapolis Road
                Columbia, Maryland 21045
                USA

                Attn: Corporate Trust Services - CSMC 2007-C2
                Telephone:   +1-443-542-6029
                Facsimile:   +1-443-542-6156

                With copies to:

                Credit Suisse Securities (USA) LLC
                11 Madison Avenue
                New York, New York 10010
                USA

     (b)  Process Agent. For the purposes of Section 13(c) of this Agreement:

          Party A appoints as its Process Agent:

                Credit Suisse Securities (USA) LLC
                Eleven Madison Avenue
                New York, New York 10010
                USA

                Attention:        General Counsel
                                  Legal and Compliance Department

          Party B appoints as its Process Agent: Not applicable.

     (c) Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

     (d)  Multibranch Party. For the purpose of Section 10(c) of this
          Agreement:

          Party A is not a Multibranch Party.
          Party B is not a Multibranch Party.

     (e)  Calculation Agent. The Calculation Agent is Party A.

     (f)  Credit Support Document. Credit Support Document means:-

          With respect to Party A: The Credit Support Annex and any guarantee that is provided to Party B pursuant to Part 5 (b) below.

          With respect to Party B: The Credit Support Annex.

     (g)  Credit Support Provider.

          Credit Support Provider means in relation to Party A: Not applicable or, if a guarantee is provided to Party B pursuant to Part 5 (b) below, the guarantor providing such guarantee. Credit Support Provider means in relation to Party B: Not applicable.

     (h) Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

     (i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to the Transactions.

     (j) "Affiliate." Each of the parties shall be deemed to have no Affiliates, other than for purposes of Section 7 (as amended herein).

                                    Part 5.

                               Other Provisions.

     (a)  Definitions.

          This Agreement, including each Confirmation and each Swap Transaction, is subject to the 2000 ISDA Definitions, as amended, supplemented, updated and superseded from time to time (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") and will be governed in all respects by the Definitions (except that references to "Swap Transactions" shall be deemed to be references to "Transactions"). The Definitions are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail (and, in the event of any inconsistency between any Confirmation and the Definitions, the Confirmation will control). Any reference in a Confirmation to any Definitions which are amended or supplemented in this Schedule shall be deemed to be a reference to such Definitions as so amended or supplemented, unless the Confirmation states, by specific reference to any such amendment or supplement, that such amendment or supplement will not apply in respect of the Transaction to which such Confirmation relates. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement. Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

     (b)  Downgrade Provisions.

          (1) It shall be a collateralization event (Collateralization Event) if:

                    (A) with respect to each Relevant Entity, either (i) such Relevant Entity has both a long-term and short-term rating by Moody's Investors Service, Inc. (Moody's) and (x) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A3" or below by Moody's or (y) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "P-2" or below by Moody's, or (ii) no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A2" or below by Moody's (such event, a Moody's Collateralization Event), or

                    (B) with respect to each Relevant Entity, either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "A-2" or below by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) or
                    (ii) if such Relevant Entity does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated "A" or below by S&P (such event, an S&P Collateralization Event).

                    Relevant Entity means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

          (2) Without prejudice to Party A's obligations under the Collateral Support Annex, during any period in which a Collateralization Event is occurring, Party A shall, at its own expense and within thirty (30) Business Days of such Collateralization Event (or 30 calendar days, in the case of an S&P Collateralization Event), either (i) post collateral according to the terms of the 1994 ISDA

               Credit Support Annex to this Schedule, including Paragraph 13 thereof (the Credit Support Annex), (ii) furnish an Eligible Guarantee (as defined below) of Party A's obligations under this Agreement that is (in the case of an S&P Collateralization Event) subject to the satisfaction of the S&P Ratings Condition from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined herein), or (iii) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (a) is reasonably acceptable to Party B, (b) satisfies the Hedge Counterparty Ratings Requirement and (c) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable, provided further, that (in the case of an S&P Collateralization Event) satisfaction of the S&P Ratings Condition shall be required for any transfer of any Transactions under this Part 5(b)(2)(iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto). To the extent that Party A elects or is required to post collateral pursuant to this Part 5(b)(1) following an S&P Collateralization Event, Party A shall deliver to each Rating Agency (with a copy to the Trustee) within thirty (30) calendar days of the occurrence of such Collateralization Event an opinion acceptable to S&P as to the enforceability of the Credit Support Annex and which confirms that, notwithstanding the commencement of a case under the Bankruptcy Code with respect to Party A, the collateral will (a) be available to meet swap obligations notwithstanding the automatic stay and (b) if delivered pre-bankruptcy, will not be subject to recovery as preferences or constructive fraudulent conveyances, in each case subject to standard qualifications and assumptions.

               Eligible Guarantee means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or
               (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

               An entity shall satisfy the Hedge Counterparty Ratings Requirement if (a) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the entity are rated at least "A-1" by S&P or (ii) if the entity does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the entity are rated at least "A+" by S&P, and (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A3" by Moody's and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such entity are rated at least "P-2" by Moody's (if such entity has both a long-term and short-term rating from Moody's) or (ii) if such entity does not have a short-term debt rating from Moody's, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A3" by Moody's. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the entity (or against any

               Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the entity.

               S&P Ratings Condition shall mean prior written confirmation from S&P that a proposed action will not cause the downgrade or withdrawal of the then current ratings of any outstanding Certificates.

               Rating Agency shall mean each of S&P and Moody's.

          (3) It shall be a ratings event (Ratings Event) if at any time after the date hereof (A) so long as S&P is currently rating the Certificates, either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated "BB+" or below by S&P, (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are rated "A3" or below by S&P or (iii) S&P withdraws all of each Relevant Entity's ratings and no longer rates any Relevant Entity (such event, an S&P Ratings Event), or (B) so long as Moody's is currently rating the Certificates, either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are unrated or rated "Baa1" or below by Moody's (or such rating is withdrawn) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are unrated or rated "P-3" or below by Moody's (or such rating is withdrawn) (such event, a Moody's Ratings Event).

          (4)Following a Ratings Event, Party A shall take the following actions:

                    (a) in the case of an S&P Ratings Event, Party A, at its sole expense, shall (i) within 10 Business Days, subject to extension upon satisfaction of the S&P Ratings Condition, of the Ratings Event, obtain a substitute counterparty (and provide written notice to each Rating Agency with respect thereto), that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable; provided further that satisfaction of the S&P Ratings Condition shall be required within such 10 Business Days or longer period, as applicable, for any transfer of any Transaction under this clause (a)(i) unless such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms by such counterparty, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section
                    (c) of this Part 5 and notice information (in which case, Party A shall provide prior written notice to S&P and the Trustee with respect thereto) and (ii) post collateral according to the terms of the Credit Support Annex; and

                    (b) in the case of a Moody's Ratings Event, Party A, at its sole expense, shall (i) use commercially reasonable efforts to, as soon as reasonably practicable, (A) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement or (B) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (1) is reasonably acceptable to Party B, (2) satisfies the paragraph (b) of the definition of Hedge Counterparty Ratings Requirement and
                    (3) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on substantially the same terms, including rating triggers, credit support documentation and other provisions of this Agreement, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable and (ii) post collateral according to the terms of the Credit Support Annex.

                    Rating Agency Approval shall mean prior written confirmation from S&P and Moody's that such action will not cause them to downgrade or withdraw its then-current ratings of any outstanding Certificates.

     (c) Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

          (vi) Eligible Contract Participant. It is an "eligible contract participant" as such term is defined in Section 35.1 (b) (2) of the regulations (17 C.F.R. 35) promulgated under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

          (vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

          (viii) Relationship between Party A and Party B. Subject as provided in Part 5(f), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

               (1) Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

               (2) Non-Reliance. Party A is acting for its own account and with respect to Party B, the Trustee is executing this Agreement as Trustee on behalf of the Trust. Each party has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

               (3) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

               (4) Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

     (d)  Section 4 is hereby amended by adding the following new agreement:

          Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and, if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A.

     (e) Section 1(c). For purposes of Section 1(c) of the Agreement, the Transaction with External ID: 9395708N3 shall be the sole Transaction under the Agreement.

     (f)  Transfer.

          (i)  Section 7 is hereby amended to read in its entirety as follows:

               Except as stated under Section 6(b)(ii), provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person that is an office, branch or affiliate of Party A (any such Person, office, branch or affiliate, a Transferee) on at least five Business Days' prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer. Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer. Notwithstanding the foregoing, no transfer shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer, the then-current ratings of the Certificates will not be reduced or withdrawn, provided, however, that this provision shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

               Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

               In addition, Party A may transfer this Agreement without the prior written consent of the Trustee on behalf of Party B but with prior written notice to S&P and the Trustee, to an Affiliate of Party A that (i) satisfies the Hedge Counterparty Rating Requirements or that has furnished a guarantee, subject to S&P Ratings Condition, of the obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Rating Requirements and (ii) as of the date of such transfer such Affiliate will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless such Affiliate will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; provided that satisfaction of the S&P Ratings Condition will be required unless such transfer is in connection with the assignment and assumption of this Agreement by such an Affiliate without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of such an Affiliate the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

          (ii) If an Eligible Replacement has made a Firm Offer (which means an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

     (g) Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wells Fargo Bank, N.A. (the Trustee) not individually or personally but solely as trustee of Credit Suisse Commercial Mortgage Trust 2007-C2 (the Trust), in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA and this Agreement.

          Party B represents that:

          (i) Status. The Trustee is trustee of the Trust whose appointment is valid and effective both under the laws of the State of New York and under the Pooling and Servicing Agreement, and the Trustee has the power to own assets in its capacity as trustee for the Trust;

          (ii) Powers. In its capacity as trustee of the Trust, the Trustee has power under the Pooling and Servicing Agreement to execute this Agreement and any other documentation relating to this Agreement to which the Trustee is party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations (on behalf of the Trust) under this Agreement and any obligations (on behalf of the Trust) it has under any Credit Support Document to which the Trustee is party and has taken all necessary action to authorize such execution, delivery and performance;

          (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to the Trustee or the Trust, any provision of the Pooling and Servicing Agreement, any order or judgment of any court or other agency of government applicable to the Trustee, the Trust or any assets of the Trust, or any contractual restriction binding on or affecting the Trustee, the Trust or any assets of the Trust;

          (iv) Consents. All governmental and other consents that are required have been obtained by the Trustee with respect to this Agreement or any Credit Support Document to which the Trustee is party have been obtained and are in full force and effect and all conditions of such consents have been complied with; and

          (v) Obligations Binding. The obligation of the Trustee under this Agreement and any Credit Support Document to which the Trustee is party constitute legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)) and no circumstances are known to the Trustee which would or might prevent the Trustee from having recourse to the assets of the Trust for the purposes of meeting such obligations.

     (h) Proceedings. Party A irrevocably and unconditionally agrees that it shall not institute against or cause any other person to institute against, or join any other person in instituting against the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following indefeasible payment in full of the Certificates. Nothing shall preclude, or be deemed to stop, Party A
          (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, (ii) from commencing against Party B any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. Party A acknowledges that the foregoing provision will not confer upon it any additional rights or recourse against Party B other than is set forth in this Agreement. This provision shall survive termination of this Agreement.

     (i) Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

          "to another account in the same legal and tax jurisdiction as the original account"

     (j) Pooling and Servicing Agreement. Party B will provide at least ten days' prior written notice to Party A of any proposed amendment or modification to the PSA (to the extent Party B is aware within such timeframe of such proposed amendment or modification) and Party B will obtain the prior written consent of Party A to any such amendment or modification, where such consent is required under the terms of the PSA.

     (k) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement. The provisions for set-offset forth in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

     (l) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

     (m) Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

     (n) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

     (o) Notice of Certain Events or Circumstances. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(o) shall not constitute an Event of Default or a Termination Event.

     (p) Regarding Party A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any prospectus and prospectus supplement for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates (other than with respect to disclosure about Party A); (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

     (q) Rating Agency Condition. This Agreement will not be amended unless Party B shall have received prior written confirmation from each of the Rating Agencies (as defined in the Pooling and Servicing Agreement) that such amendment will not cause S&P, Moody's or Fitch to downgrade or withdraw its then current ratings of any outstanding Offered Certificates. In addition, Party B shall not waive any right hereunder without the prior written consent of each of the Rating Agencies.

     (r) Limited Recourse. Notwithstanding anything herein to the contrary, Party A agrees that the liability of Party B under this Agreement and the Confirmation is limited in recourse to only the amounts with respect to interest on the Class A-MFL Regular Interest on deposit in the Floating Rate Account (as such terms are defined in the Pooling and Servicing Agreement) and any Yield Maintenance Charges distributable in respect of the Class A-MFL Regular Interest pursuant to Section 4.01(j) of the Pooling and Servicing Agreement (plus all payment received by Party B from a replacement swap counterparty, if any), if any, held by the Trustee in accordance with the Pooling and Servicing Agreement. Party A shall have no right to institute any proceedings for the enforcement of a lien on any Trust Assets except to the extent of interest on the Class A-MFL Regular Interest on deposit in the Floating Rate Account and any Yield Maintenance Charges distributable in respect of the Class A-MFL Regular Interest pursuant to Section 4.01(j) of the Pooling and Servicing Agreement (plus all payment received by Party B from a replacement swap counterparty, if any). Upon the realization of the Trust Estate and distribution of the net proceeds thereof with respect to the Class A-MFL Regular Interest in accordance with
          Section 4.01 of the Pooling and Servicing Agreement (plus all payment received by Party B from a replacement swap counterparty, if any), Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or under the Pooling and Servicing Agreement and all claims hereunder and all claims in respect of the Pooling and Servicing Agreement shall be extinguished. For the avoidance of doubt, the parties agree that Party B shall be under no obligation to pay costs, expenses or termination payments due hereunder, except to the extent such amounts have been paid to Party B by a replacement swap provider after netting out costs and expenses incurred by Party B or to the extent of funds available in the Floating Rate Account in accordance with Section 9.02(d) of the Pooling and Servicing Agreement.

          For the avoidance of doubt, in the event the Master Servicers fail to pay Party A any Class A-MFL Net Fixed Swap Payment in accordance with the Pooling and Servicing Agreement, Party A shall not be precluded from proceeding against the Master Servicers to recover such unpaid Net Fixed Swap Payment to the extent such amount remains unpaid by Party B or any other party.

     (s)  Compliance with Regulation AB.

          (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Credit Suisse Commercial Mortgage Trust 2007-C2 (the Issuing Entity), is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (Regulation AB), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

          (ii) So long as there are reporting obligations with respect to this Transaction under Regulation AB, if the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent or more, then the Depositor may request on a Business Day on or after the date of such determination from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a 10% Swap Disclosure Request and such requested information, subject to the last sentence of this paragraph, is the 10% Swap Financial Disclosure). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Swap Disclosure Request. The parties hereto further agree that the 10% Swap Financial Disclosure provided to meet the 10% Swap Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

          (iii)So long as there are reporting obligations with respect to this Transaction under Regulation AB, upon the occurrence of a 10% Swap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Swap Financial Disclosure,
               (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Swap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Swap Financial Disclosure or (iii) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Swap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Swap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Swap Financial Disclosure. If permitted by Regulation AB, any required 10% Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

          (iv) So long as there are reporting obligations with respect to this Transaction under Regulation AB, as amended, if the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nineteen (19) percent or more, then the Depositor may request on a Business Day on or after the date of such determination from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a 20% Swap Disclosure Request and such requested information is the 20% Swap Financial Disclosure). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Swap Disclosure Request.

          (v) So long as there are reporting obligations with respect to this Transaction under Regulation AB, upon the occurrence of a 20% Swap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Swap Financial Disclosure,
               (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Swap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Swap Financial Disclosure or (iii) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Swap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Swap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Swap Financial Disclosure. If permitted by Regulation AB, any required 20% Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

     (t)  Third Party Beneficiary.

          Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Depositor 's rights explicitly specified herein

     (u) Credit Support Default. Section 5(a)(iii)(1) of this Agreement is hereby deleted and replaced with the following:

          "(1) The occurrence of an Event of Default under any Credit Support Document if such Event of Default is continuing after any applicable grace period has elapsed;"

     (v)  Tax. Notwithstanding the definition of "Indemnifiable Tax" in
          Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

     (w) Calculations. Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole Affected Party (other than pursuant to an Illegality or a Tax Event) or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vii) below shall apply:

          (i) Notwithstanding Part 1(f) hereof, "Market Quotation" shall apply, and the definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

          ""Market Quotation" means, with respect to one or more Terminated Transactions, a Live Bid which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

          (ii) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

          ""Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B based on information provided by the Reference Market-Maker) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

          (1) If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the "Latest Settlement Amount Determination Day"), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); and


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          (2)  If, on the Latest Settlement Amount Determination Day, no
               Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

          (iii) For the purpose of clause (4) of the definition of Market Quotation, Party B shall determine, based on information provided by the Reference Market-Maker, whether a Live Bid is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

          (iv) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

          (v) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

          (vi) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

          "Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided that,
          (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

          (vii) For purposes of this Part 5(w),

          "Eligible Replacement" means an entity (A) satisfying the Hedge Counterparty Ratings Requirement or (B) whose present and future obligations owing to Party B are guaranteed pursuant to a guarantee acceptable to S&P provided by a guarantor satisfying the Hedge Counterparty Ratings Requirements.

          "Live Bid" means a firm quotation from a Reference Market-maker that is an Eligible Replacement which, when made, was capable of becoming legally binding upon acceptance.


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IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.



Credit Suisse International        Wells Fargo Bank, N.A., not in its individual
                                   capacity but solely as Trustee on behalf of Credit Suisse Commercial Mortgage Trust
                                   2007-C2


By:  /s/ Marisa Scazillo                      By:
   ------------------------------                ------------------------------
Name: Marisa Scazillo                         Name: Amy Mofsenson
Title:   Authorized Signatory                 Title:   Vice President


By:  /s/ Erica Hyrniuk
   ------------------------------
Name: Erica Hryniuk
Title:  Authorized Signatory



                                                         CSMC 2007-C2 Schedule


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